                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (SEC File No. 33-48270 and SEC File No. 33-33190).



                                        /s/ HAIRSTON KEMP SANDERS & STICH P.C.



San Antonio, Texas
February 18, 1998